Oppenheimer Balanced Fund

Oppenheimer Capital Income Fund

Oppenheimer Core Bond Fund

Statement of Additional Information Supplement dated November 24, 2008

This supplement amends the Statement of Additional Information of each of the above referenced funds (each a "Fund") and is in addition to any other supplements. Each Statement of Additional Information is amended as follows:

The following paragraph is added to the section titled “Additional Information About the Fund’s Investment Policies and Risks – Other Investment Techniques and Strategies”:

In order to pay cash to shareholders who redeem their shares on any given day, the Fund usually must hold cash in its portfolio, liquidate portfolio securities, or borrow money, each of which imposes certain costs on the Fund. From time to time, the Fund may also participate in a program offered by ReFlow, LLC (“ReFlow”) to provide this required liquidity. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing the Fund’s costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase Fund shares, at the Fund’s closing net asset value, equal to the amount of the Fund’s net redemptions on any given day. On subsequent days when the Fund experiences net subscriptions, ReFlow redeems its holdings at the Fund’s net asset value on that day. When the Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund.

November 24, 2008                                                                  PX0000.038